Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated January 27, 2011
To the Prospectus dated May 1, 2010

The Board of Directors of the DWS Strategic Value VIP Fund has approved a proposed merger of the DWS Strategic Value VIP fund into the DWS Large Cap Value VIP fund.  The proposed merger will occur on or about May 1, 2011.

On the effective date of the merger, all references in your Prospectus to the DWS Strategic Value VIP fund will be replaced with the DWS Large Cap Value VIP fund.  This change will be reflected on page 20 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010. Please keep this supplement for future reference.